UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2013

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Quannapowitt Parkway
Wakefield, MA
01880

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 10-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 1, 2013, Comverse, Inc. (the “Company”) issued a press release providing preliminary selected financial information for the three months and the fiscal year ended January 31, 2013. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.
Item 5.08 Shareholder Director Nominations
On April 29, 2013, the Company's Board of Directors determined to schedule the 2013 annual meeting of stockholders of the Company for June 27, 2013.  Any nomination of persons for election to the Board of Directors, or the proposal of business to be transacted by the stockholders, at the 2013 annual meeting must be in the form of a written notice by a stockholder of record of the Company as of May 2, 2013 and delivered to our Corporate Secretary at our principal executive offices at 200 Quannapowitt Parkway, Wakefield, MA 01880.  Such notice must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission, and the procedures set forth in Article I, Section 1 of the Company's Bylaws, and be received no later than 5:00 p.m., Eastern Daylight Time on May 11, 2013.

Item 8.01   Other Events
As previously disclosed, the Company had a material weakness in internal control over financial reporting as a result of not having adequate personnel with sufficient technical expertise to properly account for and disclose income taxes in accordance with accounting principles generally accepted in the United States of America (or U.S. GAAP) and ineffective policies and procedures for our income tax provision. As part of the ongoing remediation processes, significant improvements have been achieved through simplification, personnel changes and skill enhancements. However, the process of improvement and remediation has not been completed, and the Company has not completed its tax provision for its fiscal year ended January 31, 2013. Accordingly, the Company will be unable to file its Form 10-K for the fiscal year ended January 31, 2013 by May 1, 2013, without unreasonable effort or expense. The Company continues its efforts to complete the income tax provision and related disclosures, and expects to file the Form 10-K on or before May 16, 2013, which is in the applicable grace period.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Comverse, Inc., dated May 1, 2013.

Forward-Looking Statements
This Current Report includes “forward-looking statements.” Forward-looking statements may include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this Current Report. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties arise from (among other factors) the timing of the filing of the Form 10-K and the contents thereof, including the results of operations for the period ended January 31, 2013, the results of the preparation of tax provisions, and the status of the Company's efforts to remediate the material weakness related to income taxes.  The Company undertakes no commitment to update or revise any forward-looking statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

Date: May 1, 2013	By:	/s/ Thomas B. Sabol
	Name:	Thomas B. Sabol
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Comverse, Inc. dated May 1, 2013